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                            VAN KAMPEN COMSTOCK FUND

                       SUPPLEMENT DATED DECEMBER 30, 1999
                     TO THE PROSPECTUS DATED APRIL 30, 1999
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 3, 1999
                              AND OCTOBER 8, 1999

     The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended to include the following:

     Kevin Holt is an additional co-manager for the day-to-day management of the Fund's investment portfolio. Mr. Holt has been a Vice President of the Adviser since August 1999. Prior to joining Van Kampen, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. Prior to that, he was a Portfolio Manager/Analyst with Citibank Global Asset Management from July 1995 to October 1997. Prior to completing business school, Mr. Holt was a Senior Financial Analyst with Harris Trust and Savings Bank from August 1989 to August 1994. Mr. Holt has been associated with the Fund since August 1999.